CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-6

DERIVED INFORMATION   [7/27/04]

[$350,000,000]

Total Bonds Offered

(Approximate)

[$800,000,050]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-6

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-6

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 8/01/04 cutoff date.  Approximately 21.5% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	4,857
Total Outstanding Loan Balance	$767,824,528	*	Min	Max
Average Loan Current Balance	$158,086		$9,997	$1,120,899
Weighted Average Original LTV	82.0%	**
Weighted Average Coupon	7.01%		4.25%	13.84%
Arm Weighted Average Coupon	6.96%
Fixed Weighted Average Coupon	7.26%
Weighted Average Margin	6.31%		1.86%	11.26%
Weighted Average FICO (Non-Zero)	635
Weighted Average Age (Months)	2
% First Liens	99.6%
% Second Liens	0.4%	***
% Arms	84.8%
% Fixed	15.2%
% of Loans with Mortgage Insurance	0.2%

*

Total collateral will be approximately [$800,000,050]

**

Note, for second liens, CLTV is employed in this calculation.

‘***    Second Liens will comprise approximately 0.8% of the total collateral.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.25 - 5.00	63	14,615,328	1.9	4.86	76.7	678
5.01 - 5.50	150	31,663,948	4.1	5.35	77.0	669
5.51 - 6.00	464	92,241,300	12.0	5.82	78.5	657
6.01 - 6.50	732	138,846,353	18.1	6.32	80.0	646
6.51 - 7.00	967	162,984,738	21.2	6.81	81.5	634
7.01 - 7.50	724	113,343,756	14.8	7.29	83.0	627
7.51 - 8.00	715	97,629,285	12.7	7.78	84.2	616
8.01 - 8.50	398	49,195,286	6.4	8.28	85.2	614
8.51 - 9.00	305	36,742,366	4.8	8.76	87.1	612
9.01 - 9.50	126	13,370,192	1.7	9.24	90.0	626
9.51 - 10.00	85	8,397,740	1.1	9.78	88.8	612
10.01 - 10.50	61	4,878,490	0.6	10.24	89.2	606
10.51 - 11.00	36	2,389,467	0.3	10.74	90.9	615
11.01 - 11.50	11	521,247	0.1	11.18	92.7	636
11.51 - 12.00	6	251,192	0.0	11.88	95.0	675
12.01 - 12.50	6	206,861	0.0	12.32	91.7	680
12.51 - 13.00	3	132,922	0.0	12.72	90.9	655
13.01 - 13.50	4	391,263	0.1	13.13	89.3	693
13.51 - 14.00	1	22,796	0.0	13.84	95.0	674
Total:	4,857	767,824,528	100.0	7.01	82.0	635

          *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-6

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	4	846,175	0.1	6.44	72.1	0
476 – 500	1	63,927	0.0	8.83	80.0	500
501 - 525	138	19,101,555	2.5	8.33	77.8	515
526 - 550	306	38,571,683	5.0	7.8	77.5	539
551 - 575	475	65,396,392	8.5	7.44	80.8	564
576 - 600	604	87,457,586	11.4	7.08	82.6	589
601 - 625	945	143,946,610	18.7	6.92	82.4	612
626 - 650	728	123,615,199	16.1	6.86	82.3	638
651 - 675	633	110,750,971	14.4	6.84	83.1	662
676 - 700	406	69,229,220	9.0	6.91	82.0	688
701 - 725	255	48,620,831	6.3	6.69	83.2	712
726 - 750	181	30,391,714	4.0	6.66	84.1	737
751 - 775	116	18,504,680	2.4	6.77	82.6	760
776 - 800	57	9,966,441	1.3	6.61	75.6	786
801 - 825	8	1,361,545	0.2	6.31	78.2	807
Total:	4,857	767,824,528	100.0	7.01	82.0	635

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
<= 50,000	206	8,074,119	1.1	8.8	80.8	616
50,001 - 100,000	1,294	99,426,458	12.9	7.65	82.6	620
100,001 - 150,000	1,366	168,768,988	22.0	7.18	82.3	630
150,001 - 200,000	821	142,818,960	18.6	6.92	81.8	628
200,001 - 250,000	458	101,731,376	13.2	6.82	82.0	632
250,001 - 300,000	286	78,384,569	10.2	6.83	81.6	642
300,001 - 350,000	158	51,231,459	6.7	6.73	82.2	644
350,001 - 400,000	120	45,118,578	5.9	6.73	82.3	645
400,001 - 450,000	67	28,567,907	3.7	6.6	82.2	654
450,001 - 500,000	46	22,036,221	2.9	6.54	83.4	669
500,001 - 550,000	10	5,354,417	0.7	6.56	82.2	652
550,001 - 600,000	11	6,363,673	0.8	6.88	79.2	663
600,001 >=	14	9,947,804	1.3	6.02	72.0	699
Total:	4,857	767,824,528	100.0	7.01	82.0	635

          *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-6

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
<= 50.000	69	9,579,830	1.2	6.39	40.1	646
50.001 - 55.000	34	4,993,725	0.7	6.48	52.8	631
55.001 - 60.000	64	9,713,843	1.3	6.64	57.8	630
60.001 - 65.000	70	10,378,161	1.4	6.76	62.7	605
65.001 - 70.000	175	27,500,052	3.6	6.52	68.6	615
70.001 - 75.000	280	47,769,495	6.2	6.95	73.9	608
75.001 - 80.000	2,086	349,765,127	45.6	6.73	79.8	644
80.001 - 85.000	655	94,722,191	12.3	7.19	84.6	608
85.001 - 90.000	746	117,286,385	15.3	7.09	89.6	627
90.001 - 95.000	505	74,607,465	9.7	8.01	94.9	658
95.001 - 100.000	173	21,508,256	2.8	8.09	99.9	669
Total:	4,857	767,824,528	100.0	7.01	82.0	635

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	3,133	468,960,095	61.1	6.86	82.1	620
Reduced	709	122,817,878	16.0	7.14	83.0	667
No Income/ No Asset	14	2,021,720	0.3	6.68	82.8	695
Stated Income / Stated Assets	1,001	174,024,835	22.7	7.31	80.9	652
Total:	4,857	767,824,528	100.0	7.01	82.0	635

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	4,337	703,732,170	91.7	6.93	81.6	630
Second Home	25	4,595,618	0.6	6.75	75.8	693
Investor	495	59,496,741	7.7	7.92	87.1	688
Total:	4,857	767,824,528	100.0	7.01	82.0	635

          *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-6

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	683	176,957,149	23.0	6.59	79.4	646
Florida	628	91,650,342	11.9	7.19	82.8	635
Arizona	213	30,910,419	4.0	6.9	83.6	643
Illinois	198	28,322,448	3.7	7.45	84.9	635
Washington	154	28,220,846	3.7	6.66	81.4	642
Virginia	176	27,863,014	3.6	7.07	82.5	618
Maryland	146	27,556,549	3.6	6.82	80.9	627
Michigan	214	26,293,581	3.4	7.51	84.2	624
Nevada	137	26,286,055	3.4	7.01	81.0	654
Texas	225	24,747,776	3.2	7.87	85.7	630
Pennsylvania	167	21,080,743	2.7	7	81.9	629
Oregon	131	20,938,316	2.7	6.68	80.0	650
Ohio	183	20,192,219	2.6	7.36	85.6	624
Georgia	135	19,896,274	2.6	7.09	83.9	639
Minnesota	113	18,276,645	2.4	6.95	83.4	648
Other	1,354	178,632,153	23.3	7.14	82.4	623
Total:	4,857	767,824,528	100.0	7.01	82.0	635

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	2,288	361,674,867	47.1	7.08	83.8	659
Refinance - Rate Term	267	39,237,847	5.1	6.89	82.1	617
Refinance - Cashout	2,302	366,911,814	47.8	6.95	80.2	613
Total:	4,857	767,824,528	100.0	7.01	82.0	635

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	3,156	515,237,203	67.1	7.04	83.0	631
Arm 3/27	743	121,821,815	15.9	6.65	81.3	638
Arm 5/25	70	13,913,575	1.8	6.63	79.9	671
Arm 6 Month	1	70,826	0.0	4.9	78.9	597
Fixed - Balloon 15 /30	16	824,327	0.1	10.81	99.2	705
Fixed Rate	871	115,956,782	15.1	7.23	78.4	642
Total:	4,857	767,824,528	100.0	7.01	82.0	635

          *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-6

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	3,978	610,732,336	79.5	6.98	81.8	630
PUD	386	73,987,529	9.6	7	83.0	653
Condo	240	36,941,335	4.8	6.95	81.6	644
2 Family	162	26,316,344	3.4	7.31	81.2	651
3-4 Family	91	19,846,984	2.6	7.51	84.7	679
Total:	4,857	767,824,528	100.0	7.01	82.0	635

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
0.01 - 4.00	13	3,701,889	0.6	5.55	80.6	691
4.01 - 4.50	57	12,993,912	2.0	5.37	79.6	673
4.51 - 5.00	159	31,644,681	4.9	5.87	81.1	664
5.01 - 5.50	681	122,836,412	18.9	6.53	80.6	638
5.51 - 6.00	593	104,721,126	16.1	6.46	81.5	644
6.01 - 6.50	710	118,893,536	18.3	6.83	81.7	630
6.51 - 7.00	695	114,628,482	17.6	7.19	83.0	630
7.01 - 7.50	479	69,411,728	10.7	7.59	85.1	622
7.51 - 8.00	315	41,896,480	6.4	8.15	87.1	612
8.01 - 8.50	149	18,653,623	2.9	8.74	88.0	609
8.51 - 9.00	61	6,273,667	1.0	9.1	87.6	601
9.01 - 9.50	34	3,495,702	0.5	9.71	88.0	604
9.51 - 10.00	17	1,535,691	0.2	9.92	85.4	605
10.01 - 10.50	4	209,482	0.0	10.36	83.4	559
10.51 >=	3	147,008	0.0	11.33	80.6	524
Total:	3,970	651,043,419	100.0	6.96	82.6	633

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	1	202,145	0.0	7.37	81.8	680
4 - 6	3	463,934	0.1	8.86	86.9	576
10 -12	5	697,309	0.1	8.51	79.1	556
13 - 15	3	433,024	0.1	6.84	87.2	612
16 - 18	24	4,344,478	0.7	7.48	79.9	597
19 - 21	271	45,809,662	7.0	7.09	83.2	618
22 - 24	2,850	463,409,171	71.2	7.03	83.0	633
25 - 27	2	285,698	0.0	7.37	82.7	623
31 - 33	54	10,081,701	1.5	6.57	83.2	642
34 - 36	687	111,402,723	17.1	6.65	81.2	638
37 >=	70	13,913,575	2.1	6.63	79.9	671
Total:	3,970	651,043,419	100.0	6.96	82.6	633

          *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-6

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
9.50 <=	1	96,545	0.0	4.5	80.0	725
9.51 - 11.50	184	37,330,770	5.7	5.46	78.1	658
11.51 - 12.00	344	63,372,032	9.7	5.84	80.2	644
12.01 - 12.50	515	97,515,460	15.0	6.29	80.9	642
12.51 - 13.00	683	124,771,851	19.2	6.62	82.2	637
13.01 - 13.50	543	91,558,035	14.1	7.02	83.5	633
13.51 - 14.00	556	83,175,555	12.8	7.4	84.0	630
14.01 - 14.50	380	54,585,637	8.4	7.77	84.2	628
14.51 - 15.00	359	50,241,690	7.7	8.05	84.9	618
15.01 - 15.50	199	24,761,640	3.8	8.51	85.4	613
15.51 - 16.00	124	15,834,164	2.4	8.96	84.8	599
16.01 - 16.50	44	3,853,641	0.6	9.75	84.9	577
16.51 - 17.00	25	2,772,743	0.4	9.96	86.2	586
17.01 - 17.50	5	547,890	0.1	10.57	87.2	565
17.51 - 18.00	6	544,802	0.1	10.19	92.2	576
18.01 >=	2	80,967	0.0	12.51	75.7	552
Total:	3,970	651,043,419	100.0	6.96	82.6	633

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
4.25 - 4.50	6	840,216	0.1	4.48	81.3	697
4.51 - 5.50	204	43,990,394	6.8	5.23	78.8	666
5.51 - 6.00	424	84,086,082	12.9	5.87	80.6	653
6.01 - 6.50	651	121,862,249	18.7	6.34	80.8	644
6.51 - 7.00	833	140,395,243	21.6	6.85	82.5	635
7.01 - 7.50	605	96,109,119	14.8	7.35	84.1	631
7.51 - 8.00	585	83,812,530	12.9	7.87	84.9	617
8.01 - 8.50	317	41,550,348	6.4	8.42	85.5	608
8.51 - 9.00	195	24,046,706	3.7	8.83	85.3	591
9.01 - 9.50	68	6,652,193	1.0	9.46	87.4	591
9.51 - 10.00	41	4,286,567	0.7	9.9	85.5	585
10.01 - 10.50	26	2,256,351	0.3	10.23	83.0	550
10.51 - 11.00	10	933,207	0.1	10.32	86.0	560
11.01 - 11.50	2	103,020	0.0	11.27	80.0	516
11.51 - 12.00	1	38,227	0.0	11.8	76.5	523
12.01 - 12.50	1	45,975	0.0	12.25	80.0	510
12.51 >=	1	34,992	0.0	12.85	70.0	607
Total:	3,970	651,043,419	100.0	6.96	82.6	633

          *     Note, for second liens, CLTV is employed in this calculation.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-6

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1	70,826	0.0	4.9	78.9	597
1.50	1	282,857	0.0	8.88	90.0	570
2.00	164	44,818,342	6.9	6.19	82.7	659
2.50	1	103,272	0.0	6.2	80.0	690
3.00	3,777	601,461,204	92.4	7.02	82.6	632
5.00	26	4,306,918	0.7	6.88	78.5	624
Total:	3,970	651,043,419	100.0	6.96	82.6	633

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	3,418	550,704,570	84.6	6.99	82.6	631
1.50	551	100,059,763	15.4	6.82	82.9	646
3.00	1	279,086	0.0	6.99	95.0	640
Total:	3,970	651,043,419	100.0	6.96	82.6	633

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	4,115	602,409,193	78.5	7.15	82.3	628
24	453	99,394,376	12.9	6.45	81.1	660
36	67	16,721,702	2.2	6.37	82.7	652
60	222	49,299,258	6.4	6.64	80.1	662
Total:	4,857	767,824,528	100.0	7.01	82.0	635

          *     Note, for second liens, CLTV is employed in this calculation.